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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22004

ING Asia Pacific High Dividend Equity Income Fund

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

Huey P. Falgout, Jr., 7337 Doubletree Ranch Rd. Scottsdale, AZ 85258

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:                        February 29

Date of reporting period:                      August 31, 2012

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report

August 31, 2012

ING Asia Pacific High Dividend Equity Income Fund

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.inginvestment.com and (3) on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.inginvestment.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Fund. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Dear Shareholder,

ING Asia Pacific High Dividend Equity Income Fund (the “Fund”) is a diversified, closed-end management investment company whose shares are traded on the New York Stock Exchange under the symbol “IAE.” The Fund’s investment objective is total return through a combination of current income, capital gains and capital appreciation.

The Fund seeks to achieve its investment objective by investing primarily in a portfolio of high dividend yielding equity securities of Asia Pacific companies. The Fund also seeks to enhance total returns over a market cycle by selling call options on selected Asia Pacific Indices and/or equity securities of Asia Pacific Companies and/or exchange traded funds.

For the period ended August 31, 2012, the Fund made quarterly distributions totaling $0.79 per share, which were characterized as $0.47 per share return of capital and $0.32 per share net investment income.

Based on net asset value (“NAV”), the Fund provided a total return of (4.99)% for the period ended August 31, 2012.(1) This NAV return reflects a decrease in the Fund’s NAV from $16.51 on February 29, 2012 to $14.89 on August 31, 2012. Based on its share price, the Fund provided a total return of (5.58)% for the period ended August 31, 2012.(2) This share price return reflects a decrease in the Fund’s share price from $17.16 on February 29, 2012 to $15.38 on August 31, 2012.

The global equity markets have witnessed a challenging and turbulent period. Please read the Market Perspective and Portfolio Managers’ Report for more information on the market and the Fund’s performance.

At ING our mission is to help you grow, protect and enjoy your wealth. We seek to assist you and your financial advisor by offering a range of global investment solutions. We invite you to visit our website at www.inginvestment.com. Here you will find information on our products and services, including current market data and fund statistics on our open- and closed-end funds. You will see that we offer a broad variety of equity, fixed income and multi-asset funds that aim to fulfill a variety of investor needs.

We thank you for trusting ING Funds with your investment assets, and we look forward to serving you in the months and years ahead.

Sincerely,

Shaun Mathews

President and Chief Executive Officer

ING Funds

October 5, 2012

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

For more complete information, or to obtain a prospectus for any ING Fund, please call your Investment Professional or the fund’s Shareholder Service Department at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

(1)

Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan.

(2)

Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions, and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan.

MARKET PERSPECTIVE:  SIX MONTHS ENDED AUGUST 31, 2012

As our new fiscal year started, global equities in the form of the MSCI World IndexSM measured in local currencies including net reinvested dividends were enjoying what would become the best first quarter rally since 1998. But in the two months from early April the MSCI World IndexSM slumped 11% as, for the third consecutive year, the basis of the earlier optimism was undermined by events. From there the recovery was almost as dramatic and for the six month period the index gained just 0.72%. (The MSCI World IndexSM returned (0.14)% for the six months ended August 31, 2012, measured in U.S. dollars.)

Much of the first quarter’s upbeat sentiment rested on a sharp improvement in the employment situation, probably the most important driver of economic activity. In March, the Bureau of Labor Statistics announced a three-month average of 245,000 new jobs created and the unemployment rate down to 8.3%. But the deterioration was fast, culminating in the July report which showed only 80,000 jobs created the prior month with the three month average down to 75,000 and the labor force participation rate languishing near decades-low levels.

By the end of July, the trend in other economic statistics was mixed to negative. Retail sales had fallen for three months. The national purchasing managers’ index of manufacturing activity signaled contraction. Personal spending was practically stagnant; wages & salaries sluggish. Gross domestic product (“GDP”) growth was reported at 1.5% (quarter over quarter annualized) in the second quarter, down from 2.0% in the first.

Also clearly slowing was China, responsible for much of the global GDP growth in recent years. GDP increased by 7.6% in the second quarter of 2012 over the same quarter in 2011, the lowest rise in three years.

And yet despite all this gloom, global equities ended July having already recovered 8% (in fits and starts) from the low point in early June. What was propelling stocks higher was the subject of much debate.

The answer seemed to lie in a sense that the euro zone’s enduring sovereign debt crisis was approaching some kind of end game. Disillusionment with the European Central Bank’s (“ECB”) Longer Term Refinancing Operations (“LTRO”) had set in, amid a growing backlash against fiscal austerity. Attention became focused on Spain, with its uncompetitive markets, restrictive practices, nearly 25% unemployed and shaky banking system.

Matters came to a head after a recapitalization bailout for Spanish banks worth up to €100 billion was finally requested in June. This was approved by euro zone leaders, but it took a number of attempts before a workable plan emerged in the last few days of June.

Attention returned to Greece in July where bailout creditors prepared to examine the country’s fiscal state. The continuation of Greece’s bailout would rest on the outcome, and it did not look good. With prospects for the euro looking increasingly tenuous, ECB President Draghi came out on July 26 with a statement unprecedented in its explicitness, that the ECB was “ready to do whatever it takes to preserve the euro.” Details would be scarce until September, but the plan appeared to imply another step towards the mutualization of euro zone bonds, which many consider to be a key part of the ultimate solution. In early August, German Chancellor Merkel crucially expressed support.

This and rather better economic news from the U.S. in August on employment, a rise in home prices and an upward revision to GDP growth supported markets until the end of our reporting period.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index (“BCAB”) of investment grade bonds rose 2.97% in the six months through August. While a sub-index of the BCAB, the Barclays Capital U.S Treasury Index, underperformed slightly with a return of 2.70%, long-dated Treasuries returned a remarkable 8.75%. Another sub-index of the BCAB, the Barclays Capital U.S. Corporate Investment Grade Bond Index, outperformed, rising 4.69%. The Barclays Capital High Yield Bond – 2% Issuer Constrained Composite Index (not part of the BCAB) was slightly stronger, gaining 4.80%.

U.S. equities, represented by the S&P 500® Index including dividends, rose by 4.14% in the six months, not helped by Goldman Sachs’ recommendation on June 21st to sell the index short. With almost all S&P 500® companies having reported, operating earnings per share reached a new record in the second quarter and stood just over 2% higher than in the same quarter of 2011. By sector, only telecommunications showed a double-digit return, returning19.99%, followed by consumer staples with a return of 8.83%. Energy was the worst performer, losing 3.16% followed by materials losing 2.65%.

In currency markets, the ongoing euro zone crisis drove the dollar up 7.18% against the euro. But the dollar barely moved against the pound, gaining just 0.16%. Since the U.K. prints its own currency, U.K. government bonds acquired their own “safe haven” status as the euro zone crisis played out, despite the U.K.’s close links to the euro zone. The dollar lost 2.30% to the yen, perhaps the ultimate safe haven with its strength apparently impervious to years of low interest rates and supported by a still considerable, if falling, current account surplus.

In international markets, the MSCI Japan® Index slumped 11.94% for the six months through August, falling harder than other markets in April and May as investors fretted about the effect of the euro zone crisis and the slowdown in China on Japan’s export-focused economy. The MSCI Europe ex UK® Index edged up 1.34%, the relief from LTRO all too short as fears for the euro loomed large. Sentiment was also depressed by flat to falling GDP and unemployment reaching 11.3%. The MSCI UK® Index slipped 0.20%. The U.K. economy re-entered recession in the face of slumping construction activity and austerity measures aimed at cutting the budget deficit.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Capital U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays Capital U.S. Treasury Index	An unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.
Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI All Country Asia Pacific ex-Japan® Index	A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of Asia, excluding Japan. As of January 2009 the index consisted of the following 10 developed and emerging market country indices: China, Hong Kong, India, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan, and Thailand.

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND	PORTFOLIO MANAGERS’ REPORT

Geographic Diversification

as of August 31, 2012

(as a percentage of net assets)

Australia	26.1%
China	17.6%
South Korea	13.6%
Taiwan	10.1%
Hong Kong	9.1%
India	7.3%
Singapore	5.6%
Thailand	3.5%
Indonesia	2.2%
Malaysia	2.1%
Countries between 0.5%-0.9%^	1.4%
Assets in Excess of Other Liabilities	1.4%

Net Assets	100.0%

^	Includes 2 countries, which each represents 0.5%-0.9% of net assets.

Portfolio holdings are subject to change daily.

ING Asia Pacific High Dividend Equity Income Fund (the “Fund”) is a

diversified, closed-end fund with the investment objective of total return through a combination of current income, capital gains and capital appreciation.

The Fund seeks to achieve its investment objective by investing primarily in a portfolio of dividend yielding equity securities of Asia Pacific Companies(1), which are selected by one of the Fund’s subadvisers(2) according to a quantitative model that utilizes a diversified set of financial and market criteria. The Fund also seeks to enhance returns over a market cycle by selling call options on selected Asia Pacific Indices and/or equity securities of Asia Pacific companies and/or exchange traded funds (“ETFs”).

The Fund is managed by Sam Lam, Portfolio Manager, of ING Investment Management Asia Pacific (Hong Kong) Limited*; and Alexander van Ekelen, Willem van Dommelen and Edwin Cuppen, Portfolio Managers of ING Investment Management Advisors B.V.

Equity Portfolio Construction and Option Strategy:

•	The Fund uses a quantitative model to identify what it believes are the most attractive stocks. The universe is screened to select stocks using financial and market signals such as Valuation, Quality, Market Sentiment, Technical, Growth, etc. The Sub-Adviser may also use fundamental analyst stock rankings as an additional input in the screening process.

•

The portfolio seeks to target a dividend yield higher than that of the MSCI All Country (“AC”) Asia Pacific ex Japan® Index dividend yield. Stocks that do not pay dividends may also be selected for portfolio construction and risk control purposes.

•	Under normal market conditions, the Fund invests in a diversified portfolio of 90-200 dividend producing equity securities of Asia Pacific companies.

•

The Fund employs a strategy of writing call options on selected Asia Pacific indices and/or equity securities of Asia Pacific companies and/or ETFs, with the underlying value of such calls representing 0% to 50% of the value of its holdings in equity securities.

Performance: Based on net asset value (“NAV”) as of August 31, 2012, the Fund provided a total return of (4.99)% for the period. This NAV return reflects a decrease in its NAV from $16.51 on February 29, 2012 to $14.89 on August 31, 2012.

Based on its share price as of August 31, 2012, the Fund provided a total return of (5.58)% for the period. This share price return reflects a decrease in its share price from $17.16 on February 29, 2012 to $15.38 on August 31, 2012. To reflect the strategic emphasis of the Fund, the equity portfolio uses the MSCI AC Asia Pacific ex-Japan® Index as a reference index. The MSCI AC Asia Pacific ex-Japan® Index (a market weighted equity index without any style tilt and without call option writing) returned (6.05)% for the reporting period. For the period ended August 31, 2012, the Fund made quarterly distributions totaling $0.79 per share, which were characterized as $0.47 per share return of capital and $0.32 per share net investment income.

Overview: It was a remarkably calm late summer; trading volumes dropped almost more than short-term interest rates. Despite little concrete action from policymakers, market worries over the euro crisis faded. In the background the global economic engine continued to hum

Top Ten Holdings

as of August 31, 2012

(as a percentage of net assets)

BHP Billiton Ltd.	3.4%
Samsung Electronics Co., Ltd.	3.1%
Commonwealth Bank of Australia	3.0%
Westpac Banking Corp.	2.7%
Taiwan Semiconductor Manufacturing Co., Ltd.	2.4%
China Mobile Ltd.	2.3%
National Australia Bank Ltd.	2.2%
Wesfarmers Ltd.	1.6%
Australia & New Zealand Banking Group Ltd.	1.5%
Industrial and Commercial Bank of China Ltd.	1.5%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

at an uncomfortably low level, but it seemed that markets noticed that the level of activity was no longer decelerating and started to anticipate a modest rebound in output over the second half of the year.

Equity Portfolio: Offsetting stock selection effects drove essentially breakeven performance for the period. The financial and consumer discretionary sectors showed positive results. However, selection within energy, materials, information technology and healthcare was a drag on relative performance. The effects of selection within countries were also significant but canceled each other out. Top contributors were South Korea and Singapore. Relative detractors included positions in Indonesia and China.

Options Portfolio: During the reporting period call options were written against Asian/Pacific indices (ASX, KOSPI 200, TWSE and Hang Seng). The option portfolio consists of a basket of short-dated index options with a low tracking error to the shared reference index of the international equity portfolio, the MSCI All Country Asia Pacific ex-Japan Index®. The actual composition of the option basket may be adjusted to capitalize on the relative attractiveness of volatility premiums and market trading opportunities. The options were generally sold having a maturity in the range of four to five weeks. The coverage ratio for the Asia Pacific portfolio was approximately 25%. Options were sold generally at-the-money and implemented in the over-the-counter market to enable the Fund managers to profit from its flexibility, liquidity and opportunities.

During the months of March until May, markets were in a decline but rebounded partially in the second half of the reporting period. Of the indices on which calls are written, however, only the ASX ended the reporting period in positive territory. The declining markets of the first half of the reporting period were accompanied by increases of implied volatility. This dropped off in the second half of the reporting period. The premiums collected by writing calls exceeded the amounts that were settled at expiry of the options. This excess made a positive contribution to performance and furthered the Fund’s objective of reducing NAV volatility.

Outlook and Current Strategy: In our view, equities are moderately cheap, not only in absolute terms but also relative to other, less risky asset classes. Price earnings ratios are low and dividend yields exceed bond yields in every developed region. We believe that dividends will regain their importance in the return equation and that market trends will be more closely linked to the evolution of corporate earnings than was the case in the debt-fueled growth that prevailed during in the recent past.

*	On September 6, 2012 the Board of Trustees (the “Board”) of the Fund approved a proposal to remove ING Investment Management Asia Pacific (Hong Kong) Limited as a sub-adviser to the Fund, to be effective on or about November 15, 2012. In conjunction with this sub-adviser change, the Board approved changes to the Fund’s principal investment strategies. Please see page 26 in the Additional Information section for the investment strategy disclosure to be effective on or about November 15, 2012.

(1)

Asia Pacific companies are companies that are listed and traded principally on Asia Pacific exchanges, including Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Philippines, Singapore, South Korea, Taiwan and Thailand.

(2)

ING Investments, LLC is the Fund’s investment adviser. ING Investment Management Asia Pacific (Hong Kong) Limited and ING Investment Management Advisors B.V. are the Fund’s sub-advisers. ING Investment Management Asia Pacific (Hong Kong) Limited is the sub-adviser responsible for implementing the overall investment strategy, while ING Investment Management Advisors B.V. is the sub-adviser responsible for structuring and implementing the Fund’s sale of call options.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance data represents past performance and is no guarantee of future results. Past performance is not indicative of future results. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. Investors cannot invest directly in an index.

STATEMENT OF ASSETS AND LIABILITIES AS OF AUGUST 31, 2012 (UNAUDITED)

ASSETS:
Investments in securities at fair value*	$185,086,455
Cash	2,051,309
Foreign currencies at value**	193,836
Dividend receivable	982,003
Prepaid expenses	714

Total assets	188,314,317

LIABILITIES:
Payable for investment management fees	185,461
Payable for administrative fees	16,127
Payable for trustee fees	789
Other accrued expenses and liabilities	168,809
Written options, at fair value^	276,048

Total liabilities	647,234

NET ASSETS	$187,667,083

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$222,519,272
Distributions in excess of net investment income	(271,751)
Accumulated net realized loss	(35,479,856)
Net unrealized appreciation	899,418

NET ASSETS	$187,667,083

* Cost of investments in securities	$184,731,292
** Cost of foreign currencies	$194,564
^ Premiums received on written options	$825,598

Net assets	$187,667,083
Shares authorized	unlimited
Par value	$0.01
Shares outstanding	12,601,793
Net asset value and redemption price per share	$14.89

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED AUGUST 31, 2012 (UNAUDITED)

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$4,302,073
Interest	270

Total investment income	4,302,343

EXPENSES:
Investment management fees	1,107,401
Transfer agent fees	11,799
Administrative service fees	96,294
Shareholder reporting expense	29,620
Professional fees	34,737
Custody and accounting expense	93,934
Trustee fees	2,371
Miscellaneous expense	13,913

Total expenses	1,390,069

Net investment income	2,912,274

REALIZED AND UNREALIZED GAIN (LOSS) :
Net realized gain (loss) on:
Investments	(472,856)
Foreign currency related transactions	(107,908)
Written options	2,179,561

Net realized gain	1,598,797

Net change in unrealized appreciation (depreciation) on:
Investments	(15,470,949)
Foreign currency related transactions	(7,918)
Written options	658,392

Net change in unrealized appreciation (depreciation)	(14,820,475)

Net realized and unrealized loss	(13,221,678)

Decrease in net assets resulting from operations	$(10,309,404)

* Foreign taxes withheld	$341,758

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	Six Months Ended August 31, 2012	Year Ended February 29, 2012
FROM OPERATIONS:
Net investment income	$2,912,274	$4,860,066
Net realized gain	1,598,797	3,371,288
Net change in unrealized (depreciation)	(14,820,475)	(7,941,229)

Increase (decrease) in net assets resulting from operations	(10,309,404)	290,125

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(3,994,770)	(12,207,734)
Return of capital	(5,957,812)	(8,711,456)

Total distributions	(9,952,582)	(20,919,190)

FROM CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions	510,517	2,072,579

Net decrease in net assets	(19,751,469)	(18,556,486)

NET ASSETS:
Beginning of year or period	207,418,552	225,975,038

End of year or period	$187,667,083	$207,418,552

Undistributed (distributions in excess of) net investment income at end of year or period	$(271,751)	$810,745

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

	Per Share Operating Performance													Ratios and Supplemental Data
			Income (loss) from investment operations				Less Distributions									Ratios to average net assets
	Net asset value, beginning of year or period		Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Market value, end of year or period	Total investment return at net asset value(1)	Total investment return at market value(2)	Net assets, end of year of period	Gross expenses prior to expense waiver(3)(5)	Net expenses after expense waiver(3)(5)	Net investment income after expense waiver(3)(5)	Portfolio turnover rate
Year or period ended	($)		($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	($000's)	(%)	(%)	(%)	(%)
08-31-12	16.51		0.23	*	(1.06)	(0.83)	0.32	—	0.47	0.79	14.89	15.38	(4.99)	(5.58)	187,667	1.44	1.44	3.02	36
02-29-12	18.16		0.38	*	(0.35)	0.03	0.98	—	0.70	1.68	16.51	17.16	0.63	0.92	207,419	1.49	1.49	2.35	123
02-28-11	17.02		0.33	*	2.54	2.87	1.73	—	—	1.73	18.16	18.82	17.31	14.64	225,975	1.42	1.42	1.86	112
02-28-10	11.34		0.32	*	7.30	7.62	0.34	—	1.60	1.94	17.02	18.05	69.95	100.78	208,611	1.41	1.41	1.98	31
02-28-09	22.99		0.64	*	(10.30)	(9.66)	0.64	—	1.35	1.99	11.34	10.18	(43.57)	(43.61)	138,220	1.45	1.45	3.61	55
03-30-07(4) - 02-29-08	23.83	(5)	0.72		0.13	0.85	0.77	0.92	—	1.69	22.99	20.65	3.61	(11.31)	281,759	1.42	1.40	3.11	121

(1)

Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the dividend reinvestment plan. Total investment return at net asset value is not annualized for periods less than one year.

(2)

Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan. Total investment return at market value is not annualized for periods less than one year.

(3)	Annualized for periods less than one year.
(4)	Commencement of operations.
(5)	Net asset value at beginning of period reflects the deduction of the sales load of $1.125 per share and the offering costs of $0.05 per share paid by the shareholder from the $25.00 offering price.
*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2012 (UNAUDITED)

NOTE 1 — ORGANIZATION

ING Asia Pacific High Dividend Equity Income Fund (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Pursuant to guidance from the U.S. Securities and Exchange Commission, the Fund’s classification changed from a non-diversified fund to a diversified fund. As a result of this classification change, the Fund is limited in the proportion of its assets that may be invested in the securities of a single issuer. Further, the classification change to a diversified fund may cause the Fund to benefit less from appreciation in a single issuer than if it had greater exposure to that issuer. The Fund is organized as a Delaware statutory trust.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A. Security Valuation. All investments in securities are recorded at their estimated fair value, as described below. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and equity securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. Investments in open-end mutual funds are valued at the net asset value. Investments in securities of sufficient credit quality, maturing 60 days or less from date of acquisition are valued at amortized cost, which approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities that are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Fund’s Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its net asset value (“NAV”) may also be valued at their fair values, as defined by the 1940 Act and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE Euronext (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of the Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating the Fund’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2012 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING

POLICIES (continued)

determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV.

Options that are traded over-the-counter will be valued using one of three methods: (1) dealer quotes; (2) industry models with objective inputs; or (3) by using a benchmark arrived at by comparing prior-day dealer quotes with the corresponding change in the underlying security or index. Exchange traded options will be valued using the last reported sale. If no last sale is reported, exchange traded options will be valued using an industry accepted model such as “Black Scholes.” Options on currencies purchased by the Fund are valued using industry models with objective inputs at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of over-the-counter options.

Fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement data. Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Summary Portfolio of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the Fund’s Administrator. The Pricing Committee considers all facts they deem relevant that are reasonably available, through either public information or information available to the Investment Adviser or sub-adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When the Fund uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured the Fund can obtain the fair value assigned to a security if they were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2012 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING

POLICIES (continued)

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments.

For the six months ended August 31, 2012, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Security transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Premium amortization and discount accretion are determined using the effective yield method. Dividend income is recorded on the ex-dividend date, or in the case of some foreign dividends, when the information becomes available to the Fund.

C. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities in emerging markets.

D. Distributions to Shareholders. The Fund intends to make quarterly distributions from its cash available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on investments. Such quarterly distributions may also consist of a return of capital. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains. Distributions are recorded on the ex-dividend date. Distributions are determined annually in accordance with federal tax principles, which may differ from U.S. generally accepted accounting principles for investment companies.

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time depending on whether the Fund has gains or losses on the call options written on its portfolio versus gains or losses on the equity securities in the portfolio. Each quarter, the Fund will provide disclosures with distribution payments made that estimate the percentages of that distribution that represent net investment income, other income or capital gains, and return of capital, if any. The final composition of the tax characteristics of the distributions cannot be determined with certainty until after the end of the Fund’s tax year, and will be reported to shareholders at that time. A significant portion of the Fund’s

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2012 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING

POLICIES (continued)

distributions may constitute a return of capital. The amount of quarterly distributions will vary, depending on a number of factors. As portfolio and market conditions change, the rate of dividends on the common shares will change. There can be no assurance that the Fund will be able to declare a dividend in each period.

E. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination.

F. Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G. Risk Exposures and the use of Derivative Instruments. The Fund’s investment objectives permit the Fund to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Fund to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2012 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING

POLICIES (continued)

valuation of the derivative and the Fund. Associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, the Fund generally enters into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Fund and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

The Fund may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to the Fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Fund. For purchased OTC options, the Fund bears the risk of loss in the amount of the premiums paid and the change in market value of the options should the counterparty not perform under the contracts. The Fund did not enter into any purchased OTC options during the six months ended August 31, 2012.

The Fund’s master agreements with derivative counterparties have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s NAV, which could cause the Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Fund’s Master Agreements.

Written options by the Fund do not give rise to counterparty credit risk, as written options obligate the Fund to perform and not the counterparty. As of August 31, 2012, the total value of written OTC call options subject to Master Agreements in a liability position was $276,048. If a contingent feature had been triggered, the Fund could have been required to pay this amount in cash to its counterparties. The Fund did not hold or post collateral for its open written OTC call options at period end. There were no credit events during the six months ended August 31, 2012 that triggered any credit related contingent features.

H. Options Contracts. The Fund may purchase put and call options and may write (sell) put options and covered call options. The premium received by the Fund upon the writing of a put or call option is included in the Statement of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Fund will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option or purchased put option or the purchase cost of the security for a written put option or a purchased call option is adjusted by the amount of premium received or paid. The risk in writing a call

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2012 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING

POLICIES (continued)

option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

The Fund seeks to generate gains from the OTC call options writing strategy over a market cycle to supplement the dividend yield of its underlying portfolio of high dividend yield equity securities. Please refer to Note 6 for the volume of written OTC call option activity during the six months ended August 31, 2012.

I. Indemnifications. In the normal course of business, the Fund may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING Investments, LLC (“ING Investments” or the “Investment Adviser”), an Arizona limited liability company, is the Investment Adviser of the Fund. The Fund pays the Investment Adviser for its services under the investment management agreement (“Management Agreement”), a fee, payable monthly, based on an annual rate of 1.15% of the Fund’s average daily managed assets. For purposes of the Management Agreement, managed assets are defined as the Fund’s average daily gross asset value, minus the sum of the Fund’s accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares). As of August 31, 2012, there were no preferred shares outstanding.

The Investment Adviser entered into sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively the “Sub-Advisory Agreements”) with ING Investment Management Asia Pacific (Hong Kong) Limited (“ING IM Asia Pacific”) and ING Investment Management Advisors B.V. (“IIMA”). Subject to policies as the Board or the Investment Adviser might determine, ING IM Asia Pacific and IIMA manage the Fund’s assets in accordance with the Fund’s investment objectives, policies and limitations.

ING Funds Services, LLC (the “Administrator”), a Delaware limited liability company, serves as Administrator to the Fund. The Fund pays the Administrator for its services a fee based on an annual rate of 0.10% of the Fund’s average daily managed assets. The Investment Adviser, ING IM Asia Pacific, IIMA, and the Administrator are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

The Investment Adviser has also retained ING Investment Management Co. LLC (“ING IM” or “Consultant”), a Delaware limited liability company, to provide certain consulting services for the Investment Adviser. These services include, among other things, furnishing statistical and other factual information; providing advice with respect to potential investment strategies that may be employed for the Fund, including, but not limited to, potential options strategies; developing economic models of the anticipated investment performance and yield for the Fund; and providing advice to the Investment Adviser and/or Sub-Adviser with respect to the Fund’s level and/or managed distribution policy. For its services, the Consultant will receive a consultancy fee from the Investment Adviser. No fee will be paid by the Fund directly to the Consultant.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Adviser and its immediate affiliates, would be separated from ING Groep by the end of 2013. To achieve this goal, in a series of announcements beginning November 2010, ING Groep announced that it plans to pursue transactions to restructure certain businesses, including an initial public offering for its U.S. based insurance, retirement services, and investment management operations; and other transactions, which could include an initial public offering or other type of transaction, for its European based insurance and investment management operations and Asian based insurance and investment management operations. There can be no assurance that all or part of the restructuring plan will be carried out.

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2012 (UNAUDITED) (CONTINUED)

NOTE 3 — INVESTMENT MANAGEMENT AND

ADMINISTRATIVE FEES (continued)

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned public offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Fund, and may cause, among other things, interruption or reduction of business and services, diversion of management’s attention from day-to-day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in the Investment Adviser’s loss of access to services and resources of ING Groep, which could adversely affect its businesses and profitability. In addition, the divestment of ING businesses, including the Investment Adviser, may potentially be deemed a “change of control” of each entity. A change of control would result in the termination of the Fund’s advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the board, and may trigger the need for shareholder approval. Currently, the Investment Adviser does not anticipate that the restructuring will have a material adverse impact on the Fund or its operations and administration.

NOTE 4  —  OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

The Fund has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 5  —  PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from sales of investments for the period ended August 31, 2012, excluding short-term securities, were $68,232,814 and $72,981,846, respectively.

NOTE 6  —  OTHER ACCRUED EXPENSES AN LIABILITIES

At August 31, 2012, the Fund had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

Accrued Expenses	Amount
Custody	$72,222
Postage	$46,414

NOTE 7  —  TRANSACTIONS IN WRITTEN OPTIONS

Transactions in written OTC call options on indices were as follows:

	Number of Contracts	Premiums Received
Balance at 02/29/12	55,240,700	$943,588
Options Written	290,837,500	5,390,458
Options Expired	(205,423,000)	(3,089,697)
Options Exercised	—	—
Options Terminated in Closing Purchase Transactions	(95,216,700)	(2,418,751)

Balance at 08/31/12	45,438,500	$825,598

NOTE 8  —  CONCENTRATION OF RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. The Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Fund and its corresponding risks, see the Fund’s most recent Prospectus and/or the Statement of Additional Information.

Foreign Securities and Emerging Markets. The Fund makes significant investments in foreign securities and securities issued by companies located in countries with emerging markets. Investments in foreign securities may entail risks not present in domestic investments. Since investments in securities are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as from movements in currency, security value and interest rate, all of which could affect the market and/or credit risk of the investments. The risks of investing in foreign securities

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2012 (UNAUDITED) (CONTINUED)

NOTE 8 — CONCENTRATION OF RISKS (continued)

can be intensified in the case of investments in issuers located in countries with emerging markets.

Leverage. Although the Fund has no current intention to do so, the Fund is authorized to utilize leverage through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. In the event that the Fund determines in the future to utilize investment leverage, there can be no assurance that such a leveraging strategy will be successful during any period in which it is employed.

Asia Pacific Regional and Country Risks. Investments in the Asia Pacific region are subject to special risks. The Asia Pacific region includes countries in all stages of economic development. Some Asia Pacific economies may be characterized by over-extension of credit, currency devaluations and restrictions, underdeveloped financial services sectors, heavy reliance on international trade, and economic recessions. In addition, the economies of many Asia Pacific countries are dependent on the economies of the United States, Europe and other Asian countries, and a deceleration in any of these economies could negatively impact the economies of Asia Pacific countries. Currency fluctuations, devaluations and trading restrictions in any one country can have a significant effect on the entire Asia Pacific region. Increased political and social instability in any Asia Pacific country could cause further economic and market uncertainty in the region, or result in significant downturns and volatility in the economies of Asia Pacific countries. The development of Asia Pacific economies, and particularly those of China, Japan and South Korea, may also be affected by political, military, economic and other factors related to North Korea.

NOTE 9  —  CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Reinvestment of distributions	Net increase in shares outstanding	Reinvestment of distributions	Net increase
Year or period ended	#	#	($)	($)
8/31/2012	35,403	35,403	510,517	510,517
2/29/2012	120,307	120,307	2,072,579	2,072,579

NOTE 10 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs) and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions in the current period will not be determined until after the Fund’s tax year-end of December 31, 2012. The tax composition of dividends and distributions as of the Fund’s most recent tax year-end was as follows:

Tax Year Ended December 31, 2011
Ordinary Income	Return of Capital
$12,207,734	$8,711,456

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2011 are detailed in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates.

Unrealized Appreciation/ (Depreciation)	Post- October Capital Loss Deferred	Short-term Capital Loss Carryforwards	Expiration
$(12,971,111)	$(1,340,479)	$(34,061,490)	2017

The Fund’s major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2007.

As of August 31, 2012, no provisions for income tax would be required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2012 (UNAUDITED) (CONTINUED)

NOTE 10 — FEDERAL INCOME TAXES (continued)

for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 11  —  SUBSEQUENT EVENTS

Dividends: Subsequent to August 31, 2012, the Fund made distributions of:

Per Share Amount	Declaration Date	Payable Date	Record Date
$0.355	9/17/2012	10/15/2012	10/3/2012

Each quarter, the Fund will provide disclosures with distribution payments made that estimate the percentages of that distribution that represent net investment income, capital gains, and return of capital, if any. A significant portion of the quarterly distribution payments made by the Fund may constitute a return of capital.

On September 6, 2012 the Board of Trustees (the “Board”) of the Fund approved a proposal to remove ING Investment Management Asia Pacific (Hong Kong) Limited as a sub-adviser to the Fund, to be effective on or about November 15, 2012. In conjunction with this sub-adviser change, the Board approved changes to the Fund’s principal investment strategies. Please see page 26 in the Additional Information section for the investment strategy disclosure to be effective on or about November 15, 2012.

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF AUGUST 31, 2012 (UNAUDITED)

Shares		Value	Percentage of Net Assets

COMMON STOCK: 97.7%
	Australia: 26.1%
181,721	Amcor Ltd.	$1,417,284	0.8
37,523	ASX Ltd.	1,183,220	0.6
107,650	Australia & New Zealand Banking Group Ltd.	2,774,362	1.5
194,306	BHP Billiton Ltd.	6,434,000	3.4
94,336	Coca-Cola Amatil Ltd.	1,336,384	0.7
99,572	Commonwealth Bank of Australia	5,650,457	3.0
134,335	Lend Lease Corp., Ltd.	1,183,852	0.6
50,241	Macquarie Group Ltd.	1,403,756	0.8
153,832	National Australia Bank Ltd.	4,027,243	2.2
125,562	Origin Energy Ltd.	1,553,140	0.8
35,881	Rio Tinto Ltd.	1,842,735	1.0
85,136	Sonic Healthcare Ltd.	1,183,737	0.6
161,550	Suncorp-Metway Ltd.	1,540,358	0.8
82,129	Wesfarmers Ltd.	2,940,375	1.6
200,371	Westpac Banking Corp.	5,149,343	2.7
1,906,799	Other Securities	9,375,347	5.0
		48,995,593	26.1
	China: 17.6%
2,663,960	China Construction Bank	1,757,168	0.9
401,000	China Mobile Ltd.	4,292,192	2.3
1,302,000	China Petroleum & Chemical Corp.	1,228,206	0.7
540,000	China Resources Power Holdings Co.	1,156,874	0.6
1,389,000	CNOOC Ltd.	2,642,184	1.4
142,000	Hengan International Group Co., Ltd.	1,427,692	0.8
5,050,000	Industrial and Commercial Bank of China Ltd.	2,744,393	1.5
79,400	Tencent Holdings Ltd.	2,433,704	1.3
19,724,500	Other Securities	15,278,262	8.1
		32,960,675	17.6
	Hong Kong: 9.1%
198,000	CLP Holdings Ltd.	1,651,513	0.9
195,000	Henderson Land Development Co., Ltd.	1,202,943	0.6
786,000	Li & Fung Ltd.	1,280,132	0.7
335,500	MTR Corp.	1,205,565	0.7
103,000	Sun Hung Kai Properties Ltd.	1,340,714	0.7
111,500	Swire Pacific Ltd.	1,320,472	0.7
6,106,800	Other Securities	9,044,452	4.8
		17,045,791	9.1

Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)
	India: 7.3%
167,894	HDFC Bank Ltd.	$1,794,864	1.0
152,708	Hindustan Lever Ltd.	1,414,437	0.7
37,151	Infosys Ltd.	1,580,669	0.8
2,146,186	Other Securities	8,927,825	4.8
		13,717,795	7.3
	Indonesia: 2.2%
1,842,500	Bank Rakyat Indonesia	1,345,879	0.7
8,375,500	Other Securities	2,724,270	1.5
		4,070,149	2.2
	Macau: 0.5%
268,400	Other Securities	952,182	0.5

	Malaysia: 2.1%
2,192,500	Other Securities	3,945,455	2.1

	Singapore: 5.6%
174,600	Keppel Corp., Ltd.	1,569,783	0.8
256,000	SembCorp Industries Ltd.	1,162,847	0.6
619,000	Singapore Telecommunications Ltd.	1,684,483	0.9
83,000	United Overseas Bank Ltd.	1,273,402	0.7
3,234,000	Other Securities	4,837,398	2.6
		10,527,913	5.6
	South Korea: 13.6%
5,751	Glovis Co. Ltd.	1,159,409	0.6
6,931	Hyundai Mobis	1,886,979	1.0
7,321	Hyundai Motor Co.	1,559,155	0.8
26,908	Kia Motors Corp.	1,764,310	1.0
17,898	KT&G Corp.	1,355,019	0.7
5,354	Samsung Electronics Co., Ltd.	5,842,725	3.1
7,368	Samsung Engineering Co. Ltd	1,256,262	0.7
121,100	Woori Finance Holdings Co., Ltd.	1,160,544	0.6
441,242	Other Securities	9,593,471	5.1
		25,577,874	13.6
	Taiwan: 10.1%
1,635,052	Taiwan Semiconductor Manufacturing Co., Ltd.	4,579,151	2.4
9,039,797	Other Securities	14,361,793	7.7
		18,940,944	10.1

See Accompanying Notes to Financial Statements

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF AUGUST 31, 2012 (UNAUDITED) (CONTINUED)

Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)
	Thailand: 3.5%
183,500	Advanced Info Service PCL	$1,273,399	0.7
265,000	Kasikornbank PLC	1,431,206	0.8
134,500	PTT PCL	1,418,197	0.7
2,446,200	Other Securities	2,554,820	1.3
		6,677,622	3.5
	Total Common Stock (Cost $183,020,086)	183,411,993	97.7

EXCHANGE-TRADED FUNDS: 0.9%
22,455	iShares MSCI All Country Asia ex Japan Index Fund	1,192,361	0.7
18,105	Other Securities	424,924	0.2
	Total Exchange-Traded Funds (Cost $1,711,206)	1,617,285	0.9

RIGHTS: 0.0%
	Thailand: 0.0%
443,025	Other Securities	57,177	0.0
	Total Rights (Cost $–)	57,177	0.0

	Total Investments in Securities (Cost $184,731,292)	$185,086,455	98.6
	Assets in Excess of Other Liabilities	2,580,628	1.4

	Net Assets	$187,667,083	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of August 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

Cost for federal income tax purposes is $184,888,570.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$19,839,340
Gross Unrealized Depreciation	(19,641,455)

Net Unrealized Appreciation	$197,885

Sector Diversification	Percentage of Net Assets
Financials	34.6%
Information Technology	13.4%
Materials	10.8%
Industrials	7.9%
Consumer Discretionary	7.4%
Energy	6.6%
Consumer Staples	6.4%
Telecommunication Services	6.0%
Utilities	3.1%
Health Care	1.5%
Exchange-Traded Funds	0.9%
Rights	0.0%
Assets in Excess of Other Liabilities	1.4%

Net Assets	100.0%

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of August 31, 2012 in valuing the assets and liabilities:##

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at August 31, 2012
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$48,995,593	$—	$48,995,593
China	—	32,960,675	—	32,960,675
Hong Kong	—	17,045,791	—	17,045,791
India	—	13,717,795	—	13,717,795
Indonesia	—	4,070,149	—	4,070,149
Macau	—	952,182	—	952,182
Malaysia	—	3,945,455	—	3,945,455
Singapore	1,057,700	9,470,213	—	10,527,913
South Korea	1,355,019	24,222,855	—	25,577,874
Taiwan	—	18,940,944	—	18,940,944
Thailand	—	6,677,622	—	6,677,622

Total Common Stock	2,412,719	180,999,274	—	183,411,993

See Accompanying Notes to Financial Statements

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF AUGUST 31, 2012 (UNAUDITED) (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at August 31, 2012
Exchange-Traded Funds	$1,617,285	$—	$—	$1,617,285
Rights	—	57,177	—	57,177

Total Investments, at fair value	$4,030,004	$181,056,451	$—	$185,086,455

Liabilities Table
Other Financial Instruments+
Written Options	$—	$(276,048)	$—	$(276,048)

Total Liabilities	$—	$(276,048)	$—	$(276,048)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund's investments are categorized as Level 2 investments.
##	For the six months ended August 31, 2012, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At August 31, 2012, securities valued at $7,074,816 were transferred from Level 1 to Level 2 within the fair value hierarchy.

ING Asia Pacific High Dividend Equity Income Fund Written OTC Options on August 31, 2012:

# of Contracts	Counterparty	Description	Exercise Price		Expiration Date	Premiums Received	Fair Value
Options on Indices
3,900	Royal Bank of Scotland Group PLC	Call on S&P/ASX 200 Index	4,270.000	AUD	09/06/12	$290,561	$(221,351)
4,700	Morgan Stanley	Call on Hang Seng Index	20,137.270	HKD	09/06/12	212,519	(9,821)
45,400,000	Morgan Stanley	Call on Korea Stock Exchange KOSPI 200 Index	259.091	KRW	09/06/12	208,749	(6,273)
29,900	Royal Bank of Scotland Group PLC	Call on Taiwan Stock Exchange Weighted Index	7,428.550	TWD	09/06/12	113,769	(38,603)

			Total Written OTC Options			$825,598	$(276,048)

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended August 31, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Written options
Equity contracts	$2,179,561

Total	$2,179,561

Derivatives not accounted for as hedging instruments	Change in Unrealized Appreciation or Depreciation on Derivatives Recognized in Income
Written options
Equity contracts	$658,392

Total	$658,392

See Accompanying Notes to Financial Statements

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF AUGUST 31, 2012 (UNAUDITED) (CONTINUED)

Supplemental Option Information (Unaudited)

Supplemental Call Options Statistics as of August 31, 2012:
% Of Total Net Assets against which calls written	24.86%
Average Days to Expiration at time written	27 days
Average Call Moneyness* at time written	ATM
Premiums received for calls	$825,598
Value of calls	$(276,048)

*	“Moneyness” is the term used to describe the relationship between the price of the underlying asset and the option’s exercise or strike price. For example, a call (buy) option is considered “in-the-money” when the value of the underlying asset exceeds the strike price. Conversely, a put (sell) option is considered “in-the-money” when its strike price exceeds the value of the underlying asset. Options are characterized for the purpose of Moneyness as, “in-the-money” (“ITM”), “out-of-the-money” (“OTM”) or “at-the-money” (“ATM”), where the underlying asset value equals the strike price.

See Accompanying Notes to Financial Statements

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

An annual meeting of shareholders of the ING Asia Pacific High Dividend Equity Income Fund was held July 5, 2012, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND, CLASS II TRUSTEES

At this meeting, a proposal was submitted to elect three members of the Board of Trustees to represent the interests of the holders of Common Shares of the Fund, with all three individuals to serve as Class II Trustees, for a term of three-years, and until the election and qualification of their successors. The proposal passed with the following votes recorded.

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Total Shares Voted
Class II Trustees	Colleen D. Baldwin	11,251,603.664	289,507.963	—	11,541,111.627
	Robert W. Crispin	9,759,175.219	1,781,936.408	—	11,541,111.627
	Peter S. Drotch	11,246,086.727	295,024.900	—	11,541,111.627

ADDITIONAL INFORMATION (UNAUDITED)

During the period, there were no material changes in the Fund’s investment objective or policies that were not approved by the shareholders or the Fund’s charter or by-laws or in the principal risk factors associated with investment in the Fund.

Dividend Reinvestment Plan

Unless the registered owner of Common Shares elects to receive cash by contacting Computershare Shareowner Services LLC (the “Plan Agent”), all dividends declared on Common Shares of the Fund will be automatically reinvested by the Plan Agent for shareholders in additional Common Shares of the Fund through the Fund’s Dividend Reinvestment Plan (the “Plan”). Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Agent prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares of the Fund for you. If you wish for all dividends declared on your Common Shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Agent will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. Open-market purchases and sales are usually made through a broker affiliated with the Plan Agent.

If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per

Common Share is equal to or greater than the net asset value per Common Share, the Plan Agent will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Agent will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Agent will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases.

The Fund pays quarterly Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date, which typically will be approximately ten days.

If, before the Plan Agent has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Agent is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making Open-Market Purchases and will invest the un-invested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per common share at the close of business on the Last Purchase Date provided that, if the net

ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a partial or full sale of shares through the Plan Agent are subject to a $15.00 sales fee and a $0.10 per share brokerage commission on purchases or sales, and may be subject to certain other service charges.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All questions concerning the Plan should be directed to the Fund’s Shareholder Service Department at (800) 992-0180.

KEY FINANCIAL DATES — CALENDAR 2012 DISTRIBUTIONS:

DECLARATION DATE	EX-DIVIDEND DATE	PAYABLE DATE
March 15, 2012	April 2, 2012	April 16, 2012
June 15, 2012	July 2, 2012	July 16, 2012
September 17, 2012	October 1, 2012	October 15, 2012
December 17, 2012	December 27, 2012	January 15, 2013

Record date will be two business days after each Ex-Dividend Date. These dates are subject to change.

Stock Data

The Fund’s common shares are traded on the NYSE (Symbol: IAE).

Repurchase of Securities by Closed-End Companies

In accordance with Section 23(c) of the 1940 Act, and Rule 23c-1 under the 1940 Act the Fund may from time to time purchase shares of beneficial interest of the Fund in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions.

Number of Shareholders

The approximate number of record holders of Common Stock as of August 31, 2012 was 9,692 which does not include beneficial owners of shares held in the name of brokers of other nominees.

Certifications

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund’s CEO submitted the Annual CEO Certification on August 2, 2012 certifying that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal controls over financial reporting.

ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

Revised Disclosure to be effective on or about November 15, 2012:

ING Asia Pacific High Dividend Equity Income Fund (the “Fund”) is a diversified, closed-end fund with the investment objective of total return through a combination of current income, realized capital gains and capital appreciation.

The Fund seeks to achieve its investment objective by investing primarily in a portfolio of dividend yielding equity securities of issuers in Asia Pacific countries, including Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Philippines, Singapore, South Korea, Taiwan and Thailand. For purposes of the Fund’s investments, issuers in Asia Pacific countries are those that meet one or more of the following factors: (i) whose principal securities trading markets are in Asia Pacific countries; (ii) that derive at least 50% of their total revenue or profit from either goods produced or sold, investments made or services performed in Asia Pacific countries; (iii) that have at least 50% of their assets in Asia Pacific countries; or (iv) that are organized under the laws of, or with principal offices in, Asia Pacific countries.

The Fund also seeks to enhance returns over a market cycle by selling call options on selected Asia Pacific Indices and/or equity securities of Asia Pacific companies and/or exchange traded funds (“ETFs”).

ING Investments, LLC is the Fund’s investment adviser. ING Investment Management Advisors B.V. is the Fund’s sub-adviser responsible for implementing the overall investment strategy; including the structuring and implementing the Fund’s sale of call options.

The Fund is managed by Manu Vandenbulck, Robert Davis, Nicholas Simar, Alexander van Ekelen, Willem van Dommelen and Edwin Cuppen, Portfolio Managers of ING Investment Management Advisors B.V.

Equity Portfolio Construction: Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 80% of its Managed Assets in dividend producing equity securities of, or derivatives having economic characteristics similar to the equity securities of Asia Pacific Companies that are listed and traded principally on Asia Pacific exchanges. The Sub-Adviser seeks to construct a portfolio with a weighted average gross dividend yield that exceeds the dividend yield of the MSCI® Asia Pacific ex Japan Index.

The Fund will invest in approximately 60 to 120 equity securities and will select securities through a bottom-up process that is based upon quantitative screening and fundamental analysis. Quantitative screening narrows the investable universe by focusing on primarily two items, liquidity and dividend yield. Screens are employed based on market capitalization, dividend yield and average daily volume thresholds. The screening process reduces the number of names that undergo further bottom-up analysis. Fundamental factors are used to evaluate dividend sustainability, and valuation and growth prospects in order to identify the highest conviction stocks from the investable universe. During this process, a stock’s cash flow strength, capital structure, capital expenditures and operating margins are analyzed in depth.

Options Strategy: The Fund also employs a strategy of writing call options on selected Asia Pacific indices and/or equity securities of Asia Pacific companies and/or ETFs, with the underlying value of such calls representing 0% to 50% of the value of its holdings in equity securities. The Fund seeks to lower volatility of total returns and generate gains from the call writing strategy over a market cycle to supplement the dividend yield of its underlying portfolio. Call options will be written (sold) usually at-the money or near-the-money and can be written both in exchange-listed option markets and over-the-counter markets with major international banks, broker dealers and financial institutions. The Fund seeks to maintain written call options positions on selected international, regional or country indices and/or equity securities of Asia Pacific companies and/or ETFs whose price movements, taken in the aggregate, are correlated with the price movements of the Fund’s portfolio.

Investment Adviser

ING Investments, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Transfer Agent

Computershare Shareowner Services LLC

480 Washington Boulevard

Jersey City, New Jersey 07310-1900

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Toll-Free Shareholder Information

Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at (800) 992-0180

SAR-UIAE	(0812-102412)

Item 2. Code of Ethics.

Not required for semi-annual filing.

Item 3. Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4. Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5. Audit Committee Of Listed Registrants.

Not required for semi-annual filing.

Item 6. Schedule of Investments.

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME	SUMMARY PORTFOLIO OF INVESTMENTS
FUND	as Of August 31, 2012 (Unaudited)

Shares		Value	Percentage of Net Assets
COMMON STOCK: 97.7%
	Australia: 26.1%
181,721	Amcor Ltd.	$1,417,284	0.8
218,836	AMP Ltd.	1,013,180	0.5
37,523	ASX Ltd.	1,183,220	0.6
107,650	Australia & New Zealand Banking Group Ltd.	2,774,362	1.5
194,306	BHP Billiton Ltd.	6,434,000	3.4
94,336	Coca-Cola Amatil Ltd.	1,336,384	0.7
99,572	Commonwealth Bank of Australia	5,650,457	3.0
11,445	CSL Ltd.	526,746	0.3
163,570	Fortescue Metals Group Ltd.	604,650	0.3
453,674	Harvey Norman Holdings Ltd.	964,308	0.5
24,442	Iluka Resources Ltd.	234,461	0.1
255,015	Insurance Australia Group	1,098,185	0.6
134,335	Lend Lease Corp., Ltd.	1,183,852	0.6
50,241	Macquarie Group Ltd.	1,403,756	0.8
153,832	National Australia Bank Ltd.	4,027,243	2.2
17,632	Newcrest Mining Ltd.	456,415	0.2
125,562	Origin Energy Ltd.	1,553,140	0.8
123,424	OZ Minerals Ltd.	799,145	0.4
35,881	Rio Tinto Ltd.	1,842,735	1.0
85,136	Sonic Healthcare Ltd.	1,183,737	0.6
161,550	Suncorp-Metway Ltd.	1,540,358	0.8
151,378	TABCORP Holdings Ltd.	457,598	0.3
362,155	Tattersall’s Ltd.	1,019,153	0.5
22,273	Telstra Corp., Ltd.	88,647	0.1
82,129	Wesfarmers Ltd.	2,940,375	1.6
54,177	Westfield Group	556,889	0.3
200,371	Westpac Banking Corp.	5,149,343	2.8
12,133	Woodside Petroleum Ltd.	432,016	0.2
36,645	Woolworths Ltd.	1,123,954	0.6
		48,995,593	26.1

	China: 17.6%
2,904,000	Agricultural Bank of China Ltd.	1,076,754	0.6
1,868,200	Bank of China Ltd.	681,995	0.4
357,500	BOC Hong Kong Holdings Ltd.	1,134,503	0.6
892,000	Zoomlion Heavy Industry Science and Technology Co. Ltd	959,330	0.5
2,085,000	China Citic Bank	999,117	0.5
2,663,960	China Construction Bank	1,757,168	0.9
167,000	China Life Insurance Co., Ltd.	450,559	0.2
1,141,000	China Minsheng Banking Corp. Ltd	932,724	0.5
401,000	China Mobile Ltd.	4,292,192	2.3
1,000,000	China National Building Material Co., Ltd.	942,150	0.5
1,302,000	China Petroleum & Chemical Corp.	1,228,206	0.6
540,000	China Resources Power Holdings Co.	1,156,874	0.6

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		China: (continued)
283,000		China Shenhua Energy Co., Ltd.	$1,037,019	0.5
1,389,000		CNOOC Ltd.	2,642,184	1.4
1,544,000		Dongyue Group	738,925	0.4
2,306,000		Evergrande Real Estate Group Ltd.	885,419	0.5
477,000		Great Wall Motor Co. Ltd.	1,083,331	0.6
788,800		Guangzhou R&F Properties Co., Ltd.	914,682	0.5
142,000		Hengan International Group Co., Ltd.	1,427,692	0.8
5,050,000		Industrial and Commercial Bank of China Ltd.	2,744,393	1.5
196,000		Inner Mongolia Yitai Coal Co.	1,069,261	0.6
245,000		Jiangxi Copper Co., Ltd.	534,702	0.3
2,416,000		Lonking Holdings Ltd	372,859	0.2
434,000		PetroChina Co., Ltd.	525,007	0.3
620,000		Shimao Property Holdings Ltd.	939,925	0.5
79,400		Tencent Holdings Ltd.	2,433,704	1.3
			32,960,675	17.6

		Hong Kong: 9.1%
302,400		AIA Group Ltd.	1,043,197	0.5
527,000		Cathay Pacific Airways Ltd.	860,385	0.5
58,000		Cheung Kong Holdings Ltd.	791,899	0.4
186,000		Cheung Kong Infrastructure Holdings Ltd.	1,125,554	0.6
198,000		CLP Holdings Ltd.	1,651,513	0.9
2,704,000		Fushan International Energy Group Ltd.	714,849	0.4
1,565,000		Geely Automobile Holdings Ltd.	505,397	0.3
195,000		Henderson Land Development Co., Ltd.	1,202,943	0.6
36,400		Hong Kong Exchanges and Clearing Ltd.	485,337	0.3
116,000		Hutchison Whampoa Ltd.	1,017,811	0.5
786,000		Li & Fung Ltd.	1,280,132	0.7
335,500		MTR Corp.	1,205,565	0.6
186,000		Shanghai Industrial Holdings Ltd.	512,712	0.3
103,000		Sun Hung Kai Properties Ltd.	1,340,714	0.7
111,500		Swire Pacific Ltd.	1,320,472	0.7
152,000		Wharf Holdings Ltd.	940,224	0.5
274,000		Wheelock & Co., Ltd.	1,047,087	0.6
			17,045,791	9.1

		India: 7.3%
43,095		Bank of Baroda	490,189	0.3
119,966	@	Cairn India Ltd.	734,432	0.4
131,141		GAIL India Ltd.	837,906	0.4
167,894		HDFC Bank Ltd.	1,794,864	1.0
152,708		Hindustan Lever Ltd.	1,414,437	0.7
37,151		Infosys Ltd.	1,580,669	0.8

See Accompanying Notes to Financial Statements

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME	SUMMARY PORTFOLIO OF INVESTMENTS
FUND	as Of August 31, 2012 (Unaudited) (Continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		India: (continued)
217,981		Infrastructure Development Finance Co. Ltd.	$526,224	0.3
102,584		ITC Ltd.	494,344	0.3
179,241		Oil & Natural Gas Corp., Ltd.	890,054	0.5
329,571		Power Grid Corp. of India Ltd.	708,307	0.4
104,606	@	Ranbaxy Laboratories Ltd.	1,041,256	0.6
7,099		Reliance Industries Ltd.	97,932	0.0
52,516		Reliance Infrastructure Ltd	420,094	0.2
238,999		Sesa Goa Ltd.	737,774	0.4
16,105		State Bank of India Ltd.	532,848	0.3
454,778		Sterlite Industries India Ltd.	789,840	0.4
148,504		Tata Motors Ltd.	626,625	0.3
			13,717,795	7.3

		Indonesia: 2.2%
1,842,500		Bank Rakyat Indonesia	1,345,879	0.7
1,311,500		Bank Negara Indonesia Persero Tbk PT	513,054	0.3
4,541,000		Bumi Resources Tbk PT	333,505	0.2
1,621,500		Charoen Pokphand Indonesia Tbk PT	460,308	0.3
600,000		Semen Gresik Persero Tbk PT	781,731	0.4
301,500		United Tractors Tbk PT	635,672	0.3
			4,070,149	2.2

		Macau: 0.5%
268,400		Sands China Ltd.	952,182	0.5

		Malaysia: 2.1%
831,600		AirAsia BHD	920,293	0.5
722,000		Digi.Com BHD	1,113,339	0.6
145,400		RHB Capital Bhd	338,534	0.2
300,000		Sime Darby Bhd	941,765	0.5
193,500		UMW Holdings Bhd	631,524	0.3
			3,945,455	2.1

		Singapore: 5.6%
51,000		DBS Group Holdings Ltd.	592,568	0.3
1,511,000		Hutchison Port Holdings Trust	1,057,700	0.6
174,600		Keppel Corp., Ltd.	1,569,783	0.8
142,000		Oversea-Chinese Banking Corp.	1,060,381	0.6
256,000		SembCorp Industries Ltd.	1,162,847	0.6
619,000		Singapore Telecommunications Ltd.	1,684,483	0.9
187,000		StarHub Ltd.	542,364	0.3
83,000		United Overseas Bank Ltd.	1,273,402	0.7
151,000		United Overseas Land Ltd.	639,756	0.3
1,192,000		Yangzijiang Shipbuilding Holdings Ltd.	944,629	0.5
			10,527,913	5.6

		South Korea: 13.6%
66,490		BS Financial Group, Inc.	695,273	0.4
5,751		Glovis Co. Ltd.	1,159,409	0.6

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		South Korea: (continued)
36,170		Hana Financial Group, Inc.	$1,087,192	0.6
30,880	@	SK Hynix, Inc.	580,116	0.3
46,330		Hyundai Development Co.	856,430	0.5
2,327		Hyundai Heavy Industries	477,936	0.2
36,870		Hyundai Marine & Fire Insurance Co., Ltd.	1,065,102	0.6
6,931		Hyundai Mobis	1,886,979	1.0
7,321		Hyundai Motor Co.	1,559,155	0.8
5,509		Hyundai Wia Corp.	878,297	0.5
92,490		Industrial Bank Of Korea	987,324	0.5
26,908		Kia Motors Corp.	1,764,311	0.9
89,010		KP Chemical Corp.	948,351	0.5
28,840		KT Corp.	875,874	0.5
17,898		KT&G Corp.	1,355,019	0.7
1,655		Posco	538,798	0.3
5,354		Samsung Electronics Co., Ltd.	5,842,725	3.1
7,368		Samsung Engineering Co. Ltd	1,256,262	0.7
4,671		SK Telecom Co., Ltd.	602,777	0.3
121,100		Woori Finance Holdings Co., Ltd.	1,160,544	0.6
			25,577,874	13.6

		Taiwan: 10.1%
60,000		Asustek Computer, Inc.	602,010	0.3
38,752		Cheng Shin Rubber Industry Co. Ltd.	94,428	0.1
507,150		Chicony Electronics Co. Ltd.	1,074,330	0.6
992,067		Fubon Financial Holding Co., Ltd.	992,227	0.5
190,405		Hon Hai Precision Industry Co., Ltd.	541,979	0.3
89,500		HTC Corp.	774,905	0.4
903,453		Lite-On Technology Corp.	1,097,421	0.6
171,000		Novatek Microelectronics Corp., Ltd.	553,597	0.3
443,000		Quanta Computer, Inc.	1,149,580	0.6
255,440		Radiant Opto-Electronics Corp.	1,102,453	0.6
154,000		Richtek Technology Corp.	881,348	0.5
2,867,000	@	Shin Kong Financial Holding Co., Ltd.	780,695	0.4
357,120		Standard Foods Corp.	952,598	0.5
450,000		Synnex Technology International Corp.	1,006,526	0.5
142,000		Taiwan Mobile Co., Ltd.	526,681	0.3
1,635,052		Taiwan Semiconductor Manufacturing Co., Ltd.	4,579,151	2.4
236,000		Tripod Technology Corp.	522,864	0.3
384,000		TSRC Corp.	810,694	0.4
798,910		Wistron Corp.	897,457	0.5
			18,940,944	10.1

		Thailand: 3.5%
183,500		Advanced Info Service PCL	1,273,399	0.7
426,900		Charoen Pokphand Foods PCL	433,047	0.2
265,000		Kasikornbank PLC	1,431,206	0.8

See Accompanying Notes to Financial Statements

2

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME	SUMMARY PORTFOLIO OF INVESTMENTS
FUND	as Of August 31, 2012 (Unaudited) (Continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Thailand: (continued)
1,772,100	Krung Thai Bank PCL	940,589	0.5
132,100	PTT Exploration & Production PCL	629,135	0.3
134,500	PTT PCL	1,418,197	0.7
115,100	Siam Commercial Bank PCL	552,049	0.3
		6,677,622	3.5

	Total Common Stock (Cost $183,020,086)	183,411,993	97.7

EXCHANGE-TRADED FUNDS: 0.9%
22,455	iShares MSCI All Country Asia ex Japan Index Fund	1,192,361	0.7
18,105	iShares MSCI Australia Index Fund	424,924	0.2

	Total Exchange-Traded Funds (Cost $1,711,206)	1,617,285	0.9

RIGHTS: 0.0%
		Thailand: 0.0%
443,025	@ Krung Thai Bank PCL	57,177	0.0

	Total Rights (Cost $–)	57,177	0.0

	Total Investments in Securities (Cost $184,731,292)	$185,086,455	98.6
	Assets in Excess of Other Liabilities	2,580,628	1.4

	Net Assets	$187,667,083	100.0

@	Non-income producing security

Cost for federal income tax purposes is $184,888,570.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$19,839,340
Gross Unrealized Depreciation	(19,641,455)

Net Unrealized Appreciation	$197,885

Sector Diversification	Percentage of Net Assets
Financials	34.9%
Information Technology	13.4
Materials	10.7
Industrials	7.9
Consumer Discretionary	7.3
Energy	6.5
Consumer Staples	6.4
Telecommunication Services	6.0
Utilities	3.1
Health Care	1.5
Exchange-Traded Funds	0.9
Rights	0.0
Assets in Excess of Other Liabilities	1.4

Net Assets	100.0%

See Accompanying Notes to Financial Statements

3

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME	SUMMARY PORTFOLIO OF INVESTMENTS
FUND	as Of August 31, 2012 (Unaudited) (Continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of August 31, 2012 in valuing the assets and liabilities:##

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at August 31, 2012
Asset Table
Investments, at fair value
Common Stock
Australia	$–	$48,995,593	$–	$48,995,593
China	–	32,960,675	–	32,960,675
Hong Kong	–	17,045,791	–	17,045,791
India	–	13,717,795	–	13,717,795
Indonesia	–	4,070,149	–	4,070,149
Macau	–	952,182	–	952,182
Malaysia	–	3,945,455	–	3,945,455
Singapore	1,057,700	9,470,213	–	10,527,913
South Korea	1,355,019	24,222,855	–	25,577,874
Taiwan	–	18,940,944	–	18,940,944
Thailand	–	6,677,622	–	6,677,622

Total Common Stock	2,412,719	180,999,274	–	183,411,993

Exchange-Traded Funds	1,617,285	–	–	1,617,285
Rights	–	57,177	–	57,177

Total Investments, at fair value	$4,030,004	$181,056,451	$–	$185,086,455

Liabilities Table
Other Financial Instruments+
Written Options	$–	$(276,048)	$–	$(276,048)

Total Liabilities	$–	$(276,048)	$–	$(276,048)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.
##	For the six months ended August 31, 2012, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At August 31, 2012, securities valued at $7,074,816 were transferred from Level 1 to Level 2 within the fair value hierarchy.

ING Asia Pacific High Dividend Equity Income Fund Written OTC Options on August 31, 2012:

# of Contracts	Counterparty	Description	Exercise Price	Expiration Date	Premiums Received	Fair Value
Options on Indices
3,900	Royal Bank of Scotland Group PLC	Call on S&P/ASX 200 Index	4,270.000 AUD	09/06/12	$290,561	$(221,351)
4,700	Morgan Stanley	Call on Hang Seng Index	20,137.270 HKD	09/06/12	212,519	(9,821)
45,400,000	Morgan Stanley	Call on Korea Stock Exchange KOSPI 200 Index	259.091 KRW	09/06/12	208,749	(6,273)

29,900	Royal Bank of Scotland Group PLC	Call on Taiwan Stock Exchange Weighted Index	7,428.550 TWD	09/06/12	113,769	(38,603)

			Total Written OTC Options		$825,598	$(276,048)

See Accompanying Notes to Financial Statements

4

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-end Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board. (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Asia Pacific High Dividend Equity Income Fund

By	/s/ Shaun P. Mathews
Shaun P. Mathews President and Chief Executive Officer

Date: November 1, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews President and Chief Executive Officer

Date: November 1, 2012

By	/s/ Todd Modic
Todd Modic Senior Vice President and Chief Financial Officer

Date: November 1, 2012